FIFTH AMENDMENT TO CREDIT AGREEMENT

          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 30th day of June, 1999, among KEMET CORPORATION, a Delaware corporation (the "Borrower"); WACHOVIA BANK, N.A. as Agent (successor by merger to Wachovia Bank of Georgia, N.A. and hereinafter referred to as the "Agent") under the Credit Agreement (as herein defined) and the BANKS named in the Credit Agreement.

Background:

          The Borrower, the Agent and the Banks have entered into a certain Credit Agreement dated as of October 18, 1996, as amended by a First Amendment to Credit Agreement dated as of August 30, 1997, as further amended by a Second Amendment to Credit Agreement dated as of March 31, 1998, as further amended by a Third Amendment to Credit Agreement dated as of September 9, 1998 and as further amended by a Fourth Amendment to Credit Agreement dated as of December 31, 1998 (as amended, the "Credit Agreement").

          The Borrower, the Agent and the Banks wish to further amend the Credit Agreement in certain respects, as hereinafter provided.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

          SECTION 2. Amendment. Section 5.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          SECTION 5.07. Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except (a) as permitted by
Section 5.06, (b) for Permitted Investments and Hedging Transactions, (c) that the Borrower and any Subsidiary shall be permitted to acquire (whether through the organization of a Subsidiary or otherwise) all or any portion of the capital stock or securities of any Person engaged in the business or businesses substantially similar to any business currently conducted by the Borrower or any Subsidiary or make capital contributions to any Wholly-Owned Subsidiary which is not a Guarantor, but only to the extent that (i) the cost of any such acquisition or the amount of any such capital contribution, when aggregated with the total cost of all such acquisitions occurring after the Closing Date and the total amount of all such capital contributions made after the Closing Date, does not exceed the Test Amount on the day such acquisition occurs or such capital contribution is made, and (ii) after giving effect to such acquisition or capital contribution no Default shall exist, (d) Investments in Guarantors, (e) Guarantees of loans or advances to employees made in the ordinary course of business and consistent with practices existing on the Closing Date, provided, that the aggregate outstanding principal amount of loans or advances so Guaranteed plus the aggregate principal amount of loans or advances outstanding under Section 5.06(i) does not exceed One Million Dollars ($1,000,000) at any time, (f) Investments by Subsidiaries in the Borrower, and (g) an Investment by Borrower in an insurance company providing
<PAGE 2>

insurance to the Borrower, provided the amount of such Investment shall not exceed $50,000 in the aggregate and the percentage ownership of the Borrower in such insurance company shall not exceed 10%.

          SECTION 3. No Other Amendment. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single instrument and any reference to the "Agreement" or any other defined term for the Credit Agreement in the Credit Agreement, the Notes or any certificate, instrument or other document delivered pursuant thereto shall mean the Credit Agreement as amended hereby and as it may be amended, supplemented or otherwise modified hereafter.

          SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agent and the Banks as follows:

        (a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof;

        (b) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

       (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and each of this Amendment and the Credit Agreement, as amended hereby constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms; provided, that the enforceability of each of this Amendment and the Credit Agreement as amended hereby is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally; and

       (d) The execution and delivery of this Amendment and the Borrower's performance hereunder and under the Credit Agreement as amended hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower other than those which have already been obtained or given, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which its assets or properties are or may become bound.

          SECTION 5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

<PAGE 3>

          SECTION 6. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

          SECTION 7.   Effective Date.    This Amendment shall become
effective as of the date first set forth above, upon receipt by the Agent from each of the parties hereto of either a duly executed signature page from a counterpart of this Amendment or a facsimile transmission of a duly executed signature page from a counterpart of this Amendment, signed by such party.
      <PAGE 4>


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their respective authorized officers as of the day and year first above written.


BORROWER:

                                                                        KEMET
CORPORATION


                                                                        By:
/S/   D. R. Cash       [SEAL]
                                                                        Title:
Senior Vice President-Administration
                                                                        and
Treasurer

                                                                        Date
executed: June 30, 1999







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WACHOVIA BANK, N.A. (successor by merger
                                                                        to
Wachovia Bank of Georgia, N.A. and Wachovia
                                                                        Bank
of South Carolina, N.A. and formerly known
                                                                        as
Wachovia Bank of North Carolina, N.A.),
                                                                        as
Agent and as a Bank


                                                                        By:
/S/   Marshall Meier     [SEAL]
                                                                        Title:
Vice President







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                                                                       ABN
AMRO BANK N.V. ATLANTA AGENCY,
                                                                       as
Co-Agent and Bank


                                                                       By:
/S/   Bruce W. Swords          [SEAL]

Title:     Vice President







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SUNTRUST BANK, ATLANTA


                                                                        By:
/S/   R. Michael Dunlap      [SEAL]
                                                                        Title:
Director


                                                                        By:
/S/ Brian K. Peters     [SEAL]
                                                                        Title:
Director







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                                                                        FIRST
UNION NATIONAL BANK   (formally
                                                                        known
as First Union National Bank of South Carolina)


                                                                        By:
/S/   Frank Wrenn III     [SEAL]
                                                                        Title:
Senior Vice President








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                                                                        BANK
OF AMERICA NT & SA


                                                                        By:
/S/   Michael J. Dasher     [SEAL]
                                                                        Title:
Managing Director








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